UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
January 20, 2017

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders

Franklin Covey Co. (the Company) held its Annual Meeting of Shareholders on Friday, January 20, 2017.  For more information on the following proposals, refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 19, 2016, the relevant portions of which are incorporated herein by reference.  The matters voted on and the results of the votes are as follows:

1.	The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Anne H. Chow	9,215,905	1,668	3,656,151
Clayton M. Christensen	5,315,392	3,902,181	3,656,151
Michael Fung	9,166,101	51,472	3,656,151
Dennis G. Heiner	8,903,456	314,117	3,656,151
Donald J. McNamara	9,106,731	110,842	3,656,151
Joel C. Peterson	9,106,681	110,892	3,656,151
E. Kay Stepp	8,904,029	313,544	3,656,151
Robert A. Whitman	9,074,135	143,438	3,656,151

2.
The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company’s Proxy Statement was approved with 9,204,772 votes in favor; 10,233 votes against; and 2,568 abstentions.  The number of broker non-votes was 3,656,151.

3.
The ratification of the appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2017 was approved with 12,790,465 votes cast in favor; 1,364 votes against; and 81,895 abstentions.  There were no broker non-votes for this proposal.

Item 8.01     Other Information

On January 20, 2017, the Company’s Board of Directors approved a change to the Company’s fiscal quarter ending dates from a modified 52/53-week calendar in which quarterly periods ended on different dates from year to year, to the last day of the calendar month in each quarter.  With the introduction of the All Access Pass (AAP) in fiscal 2016 and the expected impact of annual AAP renewals, the Company believes this change will produce more consistent quarterly financial results as an initial AAP contract sale to a client and subsequent annual renewals will generally be in the same quarterly period.  For instance, an AAP contract signed on February 26, 2016 was accounted for in the second quarter of fiscal 2016, but a contract renewal effective February 26, 2017 would have been accounted for in the third quarter of fiscal 2017 prior to the change.  Beginning with the second quarter of fiscal 2017, the Company’s fiscal quarter ending dates will be November 30, February 28 (or February 29 in leap years), and May 31, rather than on February 25, 2017 and May 27, 2017 as previously announced for the end of the second and third quarters of fiscal 2017.  The Company’s fiscal year end will remain unchanged at August 31 of each year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	January 23, 2017	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer